EXHIBIT 99.1

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

ASIAN FINANCIAL, INC.

WARRANT

[Warrant No.]	Original Issue Date: December 31, 2007

Asian Financial, Inc., a Wyoming corporation (the “Company”), hereby certifies that, pursuant to (i) provisions set forth in Section 2(e) of the Registration Rights Agreement dated as of October 24, 2006 between the Company and the investors identified therein in respect of liquidated damages that shall be paid by the Company, and (ii) the Investor Warrants Proposal Supplemental Letter dated as of October 26, 2007 issued by the Company, the Company grants to [INVESTOR] or its registered assigns (the “Holder”), the right to subscribe for and purchase from the Company up to a total of 47,772 shares of Common Stock (each such share of Common Stock issuable upon exercise of this Warrant, a “Warrant Share” and all such shares, the “Warrant Shares”), at any time during the Exercise Period (as defined below), and subject to the following terms and conditions:

1. DEFINITIONS. AS USED IN THIS WARRANT, THE FOLLOWING TERMS SHALL HAVE THE RESPECTIVE DEFINITIONS SET FORTH IN THIS SECTION 1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Business Day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means $5.76 per share of Common Stock, subject to adjustment in accordance with Section 9.

“Fundamental Transaction” means any of the following: (1) the Company effects any merger or consolidation of the Company with or into another Person as a result of which stockholders of the Company immediately prior to such merger or consolidation possess a minority of the voting power of the acquiring entity immediately following such transaction, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets, LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

2. REGISTRATION OF WARRANT. THE COMPANY SHALL REGISTER THIS WARRANT UPON RECORDS TO BE MAINTAINED BY THE COMPANY FOR THAT PURPOSE (THE “WARRANT REGISTER”), IN THE NAME OF THE RECORD HOLDER HEREOF FROM TIME TO TIME. THE COMPANY MAY DEEM AND TREAT THE REGISTERED HOLDER OF THIS WARRANT AS THE ABSOLUTE OWNER HEREOF FOR THE PURPOSE OF ANY EXERCISE HEREOF OR ANY DISTRIBUTION TO THE HOLDER, AND FOR ALL OTHER PURPOSES, ABSENT ACTUAL NOTICE TO THE CONTRARY.

3. REGISTRATION OF TRANSFERS. THE COMPANY SHALL REGISTER THE TRANSFER OF ANY PORTION OF THIS WARRANT IN THE WARRANT REGISTER, UPON SURRENDER OF THIS WARRANT, WITH THE FORM OF ASSIGNMENT ATTACHED HERETO DULY COMPLETED AND SIGNED, TO THE COMPANY AT ITS ADDRESS SPECIFIED HEREIN. UPON ANY SUCH REGISTRATION OR TRANSFER, A NEW WARRANT TO PURCHASE COMMON STOCK, IN SUBSTANTIALLY THE FORM OF THIS WARRANT (ANY SUCH NEW WARRANT, A “NEW WARRANT”), EVIDENCING THE PORTION OF THIS WARRANT SO TRANSFERRED SHALL BE ISSUED TO THE TRANSFEREE AND A NEW WARRANT EVIDENCING THE REMAINING PORTION OF THIS WARRANT NOT SO TRANSFERRED, IF ANY, SHALL BE ISSUED TO THE TRANSFERRING HOLDER. THE ACCEPTANCE OF THE NEW WARRANT BY THE TRANSFEREE THEREOF SHALL BE DEEMED THE ACCEPTANCE BY SUCH TRANSFEREE OF ALL OF THE RIGHTS AND OBLIGATIONS OF A HOLDER OF A WARRANT.

4. EXERCISE AND DURATION OF WARRANTS. ON THE TERMS AND SUBJECT TO THE CONDITIONS CONTAINED HEREIN, THIS WARRANT SHALL BE EXERCISABLE BY THE HOLDER ON ANY BUSINESS DAY STARTING ON JUNE 30, 2008 AND ENDING AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 30, 2013 (THE “EXERCISE PERIOD”) FOR ALL OR ANY PORTION OF THE WARRANT SHARES. THE PORTION OF THIS WARRANT NOT EXERCISED PRIOR TO THE EXPIRATION OF THE EXERCISE PERIOD SHALL BE AND BECOME VOID AND OF NO VALUE.

5. DELIVERY OF WARRANT SHARES.

(a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant is being exercised. Upon delivery of the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, use its reasonable best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation. A“Date of Exercise”means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

(c) If by the fifth Trading Day after a Date of Exercise the Company has yet to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder (i) has not then rescinded such exercise pursuant to Section 5(b) and (ii) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock on the Date of Exercise (or, if on the Date of Exercise, the Common Stock is not traded on any Trading Market, the fair market value of one share of the Common Stock on the Date of Exercise, as determined by the Company’s Board of Directors) and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company on a timely basis complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

6. CHARGES, TAXES AND EXPENSES. ISSUANCE AND DELIVERY OF WARRANT SHARES UPON EXERCISE OF THIS WARRANT SHALL BE MADE WITHOUT CHARGE TO THE HOLDER FOR ANY ISSUE OR TRANSFER TAX, WITHHOLDING TAX, TRANSFER AGENT FEE OR OTHER INCIDENTAL TAX OR EXPENSE IN RESPECT OF THE ISSUANCE OF SUCH CERTIFICATES, ALL OF WHICH TAXES AND EXPENSES SHALL BE PAID BY THE COMPANY; PROVIDED, HOWEVER, THAT THE COMPANY SHALL NOT BE REQUIRED TO PAY ANY TAX WHICH MAY BE PAYABLE IN RESPECT OF ANY TRANSFER INVOLVED IN THE REGISTRATION OF ANY CERTIFICATES FOR WARRANT SHARES OR WARRANTS IN A NAME OTHER THAN THAT OF THE HOLDER. THE HOLDER SHALL BE RESPONSIBLE FOR ALL OTHER TAX LIABILITY THAT MAY ARISE AS A RESULT OF HOLDING OR TRANSFERRING THIS WARRANT OR RECEIVING WARRANT SHARES UPON EXERCISE HEREOF.

7. REPLACEMENT OF WARRANT. IF THIS WARRANT IS MUTILATED, LOST, STOLEN OR DESTROYED, THE COMPANY SHALL ISSUE OR CAUSE TO BE ISSUED IN EXCHANGE AND SUBSTITUTION FOR AND UPON CANCELLATION HEREOF, OR IN LIEU OF AND SUBSTITUTION FOR THIS WARRANT, A NEW WARRANT, BUT ONLY UPON RECEIPT OF EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY OF SUCH LOSS, THEFT OR DESTRUCTION AND CUSTOMARY AND REASONABLE INDEMNITY (WHICH SHALL NOT INCLUDE A SURETY BOND), IF REQUESTED. APPLICANTS FOR A NEW WARRANT UNDER SUCH CIRCUMSTANCES SHALL ALSO COMPLY WITH SUCH OTHER REASONABLE REGULATIONS AND PROCEDURES AND PAY SUCH OTHER REASONABLE THIRD-PARTY COSTS AS THE COMPANY MAY PRESCRIBE. IF A NEW WARRANT IS REQUESTED AS A RESULT OF A MUTILATION OF THIS WARRANT, THEN THE HOLDER SHALL DELIVER SUCH MUTILATED WARRANT TO THE COMPANY AS A CONDITION PRECEDENT TO THE COMPANY’S OBLIGATION TO ISSUE THE NEW WARRANT.

8. RESERVATION OF WARRANT SHARES. THE COMPANY COVENANTS THAT IT WILL AT ALL TIMES RESERVE AND KEEP AVAILABLE OUT OF THE AGGREGATE OF ITS AUTHORIZED BUT UNISSUED AND OTHERWISE UNRESERVED COMMON STOCK, SOLELY FOR THE PURPOSE OF ENABLING IT TO ISSUE WARRANT SHARES UPON EXERCISE OF THIS WARRANT AS HEREIN PROVIDED, THE NUMBER OF WARRANT SHARES WHICH ARE THEN ISSUABLE AND DELIVERABLE UPON THE EXERCISE OF THIS ENTIRE WARRANT, FREE FROM PREEMPTIVE RIGHTS OR ANY OTHER CONTINGENT PURCHASE RIGHTS OF PERSONS OTHER THAN THE HOLDER (TAKING INTO ACCOUNT THE ADJUSTMENTS AND RESTRICTIONS OF SECTION 9). THE COMPANY COVENANTS THAT ALL WARRANT SHARES SO ISSUABLE AND DELIVERABLE SHALL, UPON ISSUANCE AND THE PAYMENT OF THE APPLICABLE EXERCISE PRICE IN ACCORDANCE WITH THE TERMS HEREOF, BE DULY AND VALIDLY AUTHORIZED, ISSUED AND FULLY PAID AND NONASSESSABLE.

9. CERTAIN ADJUSTMENTS. THE EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO ADJUSTMENT FROM TIME TO TIME AS SET FORTH IN THIS SECTION 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Fundamental Transactions. If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the“Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's option and request, the Company shall make commercially reasonable efforts to procure that any successor to the Company or surviving entity in such Fundamental Transaction either (1) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The Company shall make commercially reasonable efforts to procure that the terms of any agreement pursuant to which a Fundamental Transaction is effected include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d) Calculations. All calculations under this Section 9 shall be rounded to the nearest cent or the nearest one (1) share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(e) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.
10. PAYMENT OF EXERCISE PRICE. THE HOLDER MAY PAY THE EXERCISE PRICE IN ONE OF THE FOLLOWING MANNERS:

(a) Cash Exercise. The Holder may deliver immediately available funds; or

(b) Cashless Exercise. The Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.
Y = the number of Warrant Shares with respect to which this Warrant is being exercised.
A = the average of the closing prices for the five Trading Days immediately prior to (but not including) the Date of Exercise.
B = the Exercise Price.

For purposes of Rule 144, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11. LIMITATIONS ON EXERCISE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE NUMBER OF WARRANT SHARES THAT MAY BE ACQUIRED BY THE HOLDER UPON ANY EXERCISE OF THIS WARRANT (OR OTHERWISE IN RESPECT HEREOF) SHALL BE LIMITED TO THE EXTENT NECESSARY TO INSURE THAT, FOLLOWING SUCH EXERCISE (OR OTHER ISSUANCE), THE TOTAL NUMBER OF SHARES OF COMMON STOCK THEN BENEFICIALLY OWNED BY SUCH HOLDER AND ITS AFFILIATES AND ANY OTHER PERSONS WHOSE BENEFICIAL OWNERSHIP OF COMMON STOCK WOULD BE AGGREGATED WITH THE HOLDER'S FOR PURPOSES OF SECTION 13(D) OF THE EXCHANGE ACT, DOES NOT EXCEED 9.999% OF THE TOTAL NUMBER OF ISSUED AND OUTSTANDING SHARES OF COMMON STOCK (INCLUDING FOR SUCH PURPOSE THE SHARES OF COMMON STOCK ISSUABLE UPON SUCH EXERCISE). FOR SUCH PURPOSES, BENEFICIAL OWNERSHIP SHALL BE DETERMINED IN ACCORDANCE WITH SECTION 13(D) OF THE EXCHANGE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER. THIS PROVISION SHALL NOT RESTRICT THE NUMBER OF SHARES OF COMMON STOCK WHICH A HOLDER MAY RECEIVE OR BENEFICIALLY OWN IN ORDER TO DETERMINE THE AMOUNT OF SECURITIES OR OTHER CONSIDERATION THAT SUCH HOLDER MAY RECEIVE IN THE EVENT OF A FUNDAMENTAL TRANSACTION AS CONTEMPLATED IN SECTION 9 OF THIS WARRANT. THIS RESTRICTION MAY NOT BE WAIVED.

12. NO FRACTIONAL SHARES. NO FRACTIONAL SHARES OF WARRANT SHARES WILL BE ISSUED IN CONNECTION WITH ANY EXERCISE OF THIS WARRANT. IN LIEU OF ANY FRACTIONAL SHARES WHICH WOULD, OTHERWISE BE ISSUABLE, THE COMPANY SHALL PAY CASH EQUAL TO THE PRODUCT OF SUCH FRACTION MULTIPLIED BY THE CLOSING BID PRICE OF ONE WARRANT SHARE AS REPORTED BY THE APPLICABLE TRADING MARKET ON THE DATE OF EXERCISE (OR, IF ON THE DATE OF EXERCISE, THE WARRANT SHARES ARE NOT TRADED ON ANY TRADING MARKET, THE FAIR MARKET VALUE OF ONE WARRANT SHARE ON THE DATE OF EXERCISE, AS DETERMINED IN GOOD FAITH BY THE COMPANY’S BOARD OF DIRECTORS).

13. CALL PROVISION. IF AT ANY TIME FOLLOWING THE ORIGINAL ISSUE DATE: (I) THE COMMON STOCK IS LISTED OR QUOTED ON A TRADING MARKET DURING THE ENTIRE CALL CONDITION PERIOD (AS DEFINED BELOW), (II) THE CLOSING BID PRICE OF THE COMMON STOCK FOR ANY CONSECUTIVE TEN (10) TRADING DAY PERIOD (EACH SUCH TRADING DAY DURING THE CONSECUTIVE TEN (10) TRADING DAY PERIOD SHALL OCCUR FOLLOWING THE ORIGINAL ISSUE DATE) IS EQUAL TO OR GREATER THAN 200% OF THE EXERCISE PRICE (SUBJECT TO ADJUSTMENT PURSUANT TO SECTION 9), AND (III) (A) THE HOLDER IS ENTITLED, UPON EXERCISE OF THE WARRANT, TO REQUIRE THE COMPANY TO INCLUDE THE WARRANT SHARES FOR REGISTRATION PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT NAMING THE HOLDER AS A SELLING STOCKHOLDER THEREUNDER (AND THE PROSPECTUS THEREUNDER IS AVAILABLE FOR USE BY THE HOLDER AS TO ALL WARRANT SHARES) OR (B) UPON EXERCISE OF THE WARRANT, THE WARRANT SHARES ARE FREELY TRANSFERABLE WITHOUT VOLUME RESTRICTIONS PURSUANT TO RULE 144, AS DETERMINED BY COUNSEL TO THE COMPANY PURSUANT TO A WRITTEN OPINION LETTER ADDRESSED AND IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE HOLDER AND THE TRANSFER AGENT FOR THE COMMON STOCK, DURING THE ENTIRE TEN (10) TRADING DAY PERIOD REFERENCED IN (II) ABOVE THROUGH THE EXPIRATION OF THE CALL DATE AS SET FORTH IN THE COMPANY’S NOTICE PURSUANT TO THIS SECTION (THE “CALL CONDITION PERIOD”), THEN, SUBJECT TO THE CONDITIONS SET FORTH IN THIS SECTION, THE COMPANY MAY, UPON WRITTEN NOTICE TO THE HOLDER (THE “CALL NOTICE”), ELECT IN ITS SOLE DISCRETION TO REQUIRE THAT THE HOLDER EXERCISE UP TO ALL OF THE THEN UNEXERCISED PORTION OF THIS WARRANT, ON THE DATE THAT IS TWENTY (20) DAYS FOLLOWING THE DELIVERY OF THE CALL NOTICE (SUCH TWENTIETH DAY SHALL BE KNOWN AS THE “CALL DATE”) AT THE ADDRESS LAST SHOWN ON THE RECORDS OF THE COMPANY FOR THE HOLDER OR GIVEN BY THE HOLDER TO THE COMPANY FOR THE PURPOSE OF NOTICE, AND IF SUCH EXERCISE IS NOT MADE BY THE HOLDER, ANY AND ALL RIGHTS TO EXERCISE ANY THEN UNEXERCISED PORTION OF THE WARRANT SHALL AUTOMATICALLY TERMINATE WITHOUT ANY FURTHER ACTION REQUIRED BY ANY PARTY; PROVIDED, THAT THE CONDITIONS TO GIVING SUCH NOTICE MUST BE IN EFFECT AT ALL TIMES DURING THE CALL CONDITION PERIOD (OTHER THAN AS TO CLAUSE (II) ABOVE WHICH ONLY NEEDS TO BE SATISFIED UP TO THE TIME OF THE DELIVERY OF THE CALL NOTICE) OR ANY SUCH CALL NOTICE SHALL BE NULL AND VOID. THE COMPANY AND THE HOLDER AGREE THAT, IF AND TO THE EXTENT SECTION 11 OF THIS WARRANT WOULD RESTRICT THE ABILITY OF THE HOLDER TO EXERCISE THIS WARRANT IN THE EVENT OF A DELIVERY OF A CALL NOTICE, THEN NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE CALL NOTICE, THE CALL NOTICE SHALL BE DEEMED AUTOMATICALLY AMENDED TO APPLY ONLY TO SUCH PORTION OF THIS WARRANT AS MAY BE EXERCISED BY THE HOLDER BY THE CALL DATE IN ACCORDANCE WITH SUCH SECTION. THE HOLDER WILL PROMPTLY (AND, IN ANY EVENT, PRIOR TO THE CALL DATE) NOTIFY THE COMPANY IN WRITING FOLLOWING RECEIPT OF A CALL NOTICE IF SECTION 11 WOULD RESTRICT ITS EXERCISE OF THE WARRANT, SPECIFYING THEREIN THE NUMBER OF WARRANT SHARES SO RESTRICTED. THE COMPANY COVENANTS AND AGREES THAT IT WILL HONOR ALL EXERCISE NOTICES TENDERED THROUGH 5:00 P.M. (NEW YORK CITY TIME) ON THE CALL DATE.

14. NOTICES. ANY AND ALL NOTICES OR OTHER COMMUNICATIONS OR DELIVERIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY EXERCISE NOTICE) SHALL BE IN WRITING AND SHALL BE DEEMED GIVEN AND EFFECTIVE ON THE EARLIEST OF (I) THE DATE OF TRANSMISSION, IF SUCH NOTICE OR COMMUNICATION IS DELIVERED VIA FACSIMILE AT THE FACSIMILE NUMBER SPECIFIED IN THIS SECTION PRIOR TO 5:00 P.M. (NEW YORK CITY TIME) ON A BUSINESS DAY, (II) THE NEXT BUSINESS DAY AFTER THE DATE OF TRANSMISSION, IF SUCH NOTICE OR COMMUNICATION IS DELIVERED VIA FACSIMILE AT THE FACSIMILE NUMBER SPECIFIED IN THIS SECTION ON A DAY THAT IS NOT A BUSINESS DAY OR LATER THAN 5:00 P.M. (NEW YORK CITY TIME) ON ANY BUSINESS DAY, (III) THE BUSINESS DAY FOLLOWING THE DATE OF MAILING, IF SENT BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE, OR (IV) UPON ACTUAL RECEIPT BY THE PARTY TO WHOM SUCH NOTICE IS REQUIRED TO BE GIVEN. THE ADDRESSES FOR SUCH COMMUNICATIONS SHALL BE: (I) IF TO THE COMPANY, TO NO. 3 JINYUAN ROAD, DAXING DISTRICT INDUSTRIAL DEVELOPMENT ZONE, BEIJING, CHINA 102600, ATTN.: FIONA FENG, OR TO FACSIMILE NO.: +86 (10) 6021-2164 (OR SUCH OTHER ADDRESS AS THE COMPANY SHALL INDICATE IN WRITING IN ACCORDANCE WITH THIS SECTION), OR (II) IF TO THE HOLDER, TO THE ADDRESS OR FACSIMILE NUMBER APPEARING ON THE WARRANT REGISTER OR SUCH OTHER ADDRESS OR FACSIMILE NUMBER AS THE HOLDER MAY PROVIDE TO THE COMPANY IN ACCORDANCE WITH THIS SECTION.

15. NO STOCKHOLDER RIGHTS. THIS WARRANT, BY ITSELF, AS DISTINGUISHED FROM ANY WARRANT SHARES ISSUED HEREUNDER, SHALL NOT ENTITLE THE HOLDER TO ANY OF THE RIGHTS OF A STOCKHOLDER OF THE COMPANY.

16. WARRANT AGENT. THE COMPANY SHALL APPOINT BNY MELLON SHAREOWNER SERVICES AS ITS WARRANT AGENT UNDER THIS WARRANT. UPON 10 DAYS' NOTICE TO THE HOLDER, THE COMPANY MAY APPOINT A NEW WARRANT AGENT. ANY CORPORATION INTO WHICH THE COMPANY OR ANY NEW WARRANT AGENT MAY BE MERGED OR ANY CORPORATION RESULTING FROM ANY CONSOLIDATION TO WHICH THE COMPANY OR ANY NEW WARRANT AGENT SHALL BE A PARTY OR ANY CORPORATION TO WHICH THE COMPANY OR ANY NEW WARRANT AGENT TRANSFERS SUBSTANTIALLY ALL OF ITS CORPORATE TRUST OR SHAREHOLDERS SERVICES BUSINESS SHALL BE A SUCCESSOR WARRANT AGENT UNDER THIS WARRANT WITHOUT ANY FURTHER ACT. ANY SUCH SUCCESSOR WARRANT AGENT SHALL PROMPTLY CAUSE NOTICE OF ITS SUCCESSION AS WARRANT AGENT TO BE MAILED (BY FIRST CLASS MAIL, POSTAGE PREPAID) TO THE HOLDER AT THE HOLDER'S LAST ADDRESS AS SHOWN ON THE WARRANT REGISTER.

17. HOLDER REPRESENTATIONS. THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, ACKNOWLEDGES THAT THIS WARRANT IS BEING ISSUED BY THE COMPANY IN RELIANCE UPON THE FOLLOWING REPRESENTATIONS OF THE HOLDER:
(a) the Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Warrant and otherwise to carry out its obligations hereunder. The acceptance of the Warrant has been duly authorized by all necessary action and will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with the terms hereunder;

(b) that as of the date hereof, the Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act and such Holder has such experience in business and financial matters that it is capable of evaluating the merits and risks of the Warrant. The Holder acknowledges that returns based upon the Warrant are speculative and involve a high degree of risk;

(c) the Holder is not acquiring the Warrant as a result of any advertisement, article, notice, meeting or other communication regarding the Warrant published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement;

(d) the Holder acknowledges that it has the information (or access to such information) with respect to the Company that is necessary for it to make the decision to acquire the Warrant and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Warrant and the merits and risks of acquiring the Warrant; (ii) information or access to information about the Company and its subsidiaries as disclosed in the Company’s filings with the Commission and their respective financial conditions, results of operations, business, properties, management and prospects sufficient to enable it to evaluate the Warrant; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without reasonable effort or expense that is necessary to make an informed decision with respect to the Warrant;

(e) the Holder has independently evaluated the merits of its decision to acquire the Warrant and such Holder confirms that it has not relied on the advice of any business or legal counsel in making such decision;

(f) the Holder is acquiring the Warrant as principal for its own account and not with a view to or for distributing or reselling this Warrant, any part thereof, or any Warrant Shares, without prejudice, however, to the Holder’s right at all times to sell or otherwise dispose of all or any part of the Warrant in compliance with applicable federal and state securities laws. The Holder is acquiring the Warrant in the ordinary course of its business. The Holder does not have any agreement or understanding, directly or indirectly, with any person to distribute the Warrant or any portion hereof;

(g) the Holder understands that the Warrant and any Warrant Shares must be held indefinitely unless they are registered under the Securities Act or an exemption from registration is available. The Holder acknowledges that it is familiar with Rule 144 and that such Holder has been advised that Rule 144 permits resales only under certain circumstances. The Holder understands that to the extent that Rule 144 is not available, such Holder will be unable to sell any portion of the Warrant or Warrant Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement; and

(h) the Holder understands that the Warrant is being offered and issued in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Holder set forth herein in order to determine the applicability of such exemptions and the suitability of the Holder to acquire the Warrant. The Holder understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Warrant.

18. RELEASE AND SATISFACTION. THE HOLDER HEREBY (A) ACKNOWLEDGES AND CONFIRMS THAT THE ISSUANCE OF THIS WARRANT CONSTITUTES THE SATISFACTION IN FULL OF THE COMPANY’S OBLIGATIONS TO THE HOLDER UNDER SECTION 2(E) OF THAT CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF OCTOBER 24, 2006 BY AND AMONG THE COMPANY AND THE INVESTORS IDENTIFIED THEREIN AND SECTION 4.11 OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED AS OF OCTOBER 24, 2006 BY AND AMONG THE COMPANY AND THE INVESTORS IDENTIFIED THEREIN (THE “PENALTY PROVISIONS”) AND (B) IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE COMPANY FROM ANY AND ALL CLAIMS, LIABILITIES, OBLIGATIONS, COVENANTS OR AGREEMENTS ARISING UNDER OR IN CONNECTION WITH THE PENALTY PROVISIONS.

19. MISCELLANEOUS.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e) Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

ASIAN FINANCIAL, INC.

By: /s/ Wenhua Guo
Name: Wenhua Guo
Title: Chief Executive Officer

Acceptance of this Warrant, including the exhibits attached hereto, and the terms and conditions herein acknowledged by:

[INVESTOR]

By:
Name:
Title:

EXERCISE NOTICE
Asian Financial, Inc.
WARRANT DATED DECEMBER 31, 2007

The undersigned Holder hereby irrevocably elects to purchase _____________ shares of Common Stock pursuant to the above referenced Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1)	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(2)	The Holder intends that payment of the Exercise Price shall be made as (check one):

________	“Cash Exercise” under Section 10

________	“Cashless Exercise” under Section 10

(3)	If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(4)	Pursuant to this Exercise Notice, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

(5)	By its delivery of this Exercise Notice, the undersigned is hereby making the same representations and warranties as of the date of exercise as those set forth in Section 16 of the Warrant.

(6)
By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates.

Dated:	______________,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

ASIAN FINANCIAL, INC.
WARRANT DATED DECEMBER 31, 2007
[WARRANT NO.]

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the above-captioned Warrant to purchase ____________ shares of Common Stock to which such Warrant relates and appoints ________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:	_________________,___

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)
__________________________________
Address of Transferee

__________________________________
__________________________________

In the presence of:
___________________________

EXHIBIT 99.1

FORM OF WARRANT